SUNDANCE STRATEGIES, INC.

(a Nevada corporation)
4626 North 300 West, Suite 365
Provo, Utah 84604
Telephone: (801) 717-3935

$200,000.00-$500,000.00

**40,000 - 100,000 "Restricted" Shares of Common Stock at $5.00 per Share
200,000 – 500,000 warrants shares are available with purchase of "Restricted" shares of Common Stock. Warrant shares received at 1 share for each $1 purchase of Common Stock, exercisable at $5.00 per share within five years of stock purchase.**

PRIVATE OFFERING OF $0.001 PAR VALUE COMMON STOCK THAT ARE "RESTRICTED SECURITIES" FOR ACCREDITED INVESTORS ONLY

October 29, 2021

SUBSCRIPTION DOCUMENTS

____
Offeree Name

Date: ____________. **No.**____________. ______________________
Randy Pearson, President

INDEX TO SUBSCRIPTION DOCUMENTS

INSTRUCTIONS FOR COMPLETING SUBSCRIPTION DOCUMENTS

GENERAL

This packet contains the documents that are required to be completed by subscribers (the "Subscriber" or "Subscribers") and maintained by Sundance Strategics, Inc., a Nevada corporation (the "Company"), in an effort to document the facts relied on by the Company for claiming one or more exemptions from registration under applicable federal and state securities laws, rules and regulations in connection with the Company's private offer and sale of its Common Stock as defined and described in the Term Sheet that comprises the cover page of the Company's offering materials, along with the Company's Form 10-K Current Report for the fiscal year ended March 31, 2020, filed with the Securities and Exchange Commission ("SEC") on August 11, 2020 (the "10-K") and related amendment to the 10-K (the "10-K/A) filed with the SEC on September 2, 2020--both the 10-K and the 10-K/A can be viewed at www.sec.gov-- (respectively, the "Term Sheet" and the "Subscription Documents," and with these Subscription Documents and Term Sheet being collectively called the "Offering Documents").

Completed and manually executed Subscription Documents with payment as provided below must be delivered to the Company, which will review the Subscription Documents and other information available to it to determine whether to accept the subscriptions. Only persons who are "accredited investors" may subscribe to purchase the Common Stock.

The following is a list of individual documents that must be furnished and may be used as a checklist to assure that all necessary documents have been completed and delivered to the Company:

[ ] 1. Subscription Agreement
[ ] 2. Suitability Letter (2 Copies)
[ ] 3. Investment Letter (2 Copies)

In addition, certain Subscribers may be required to complete and deliver the Subscriber Representative Acknowledgment and/or the Agency Representation Form, as discussed below.

TRANSMITTAL OF FUNDS

There is no minimum offering required to be achieved before the funds can be utilized by the Company as described in the Term Sheet; subscription payments are all for cash and must be by personal check, wire or bank check to:

Sundance Strategies, Inc.
Account # 5791300626
Wells Fargo Bank
ABA # 121000248
Ref: Sundance Strategies, Inc.
4626 North 300 West, Suite 365
Provo, Utah 84604

CORPORATIONS, PARTNERSHIPS, AND OTHER LEGAL ENTITIES

If the Subscriber is a corporation, partnership, trust or other legal entity, it must also furnish a certificate executed by the corporate secretary, partner, trustee or other appropriate officer to the effect that the person signing the subscription has been duly authorized to do so; that the subscription is being made in accordance with the articles of incorporation, bylaws, partnership agreement, trust agreement or other governing instrument as applicable under the circumstances; and that such entity was not formed for the principal purpose of making the investment. Advice regarding the form and content of such certificate, appropriate in specific circumstances, will be provided on request.

SPECIAL INSTRUCTIONS

Persons subscribing jointly (example: husband and wife) must sign the Subscription Agreement. All blanks in the Subscription Agreement must be completed with respect to all persons purchasing.

Persons Subscribing Through an Attorney-in-Fact

A Subscriber may authorize another person (an attorney-in-fact) to subscribe for the Common Stock on the Subscriber's behalf. To do so, a Subscriber must execute a power of attorney that appoints such other person as attorney-in-fact and authorizes him or her in that capacity to execute a Subscription Agreement. Any Subscription Agreement signed on behalf of a Subscriber by an attorney-in-fact must be accompanied by a copy of a power of attorney in proper form executed by such Subscriber.

Retain Copies

You should carefully read the Subscription Documents before subscribing for the purchase of the Common Stock. Once accepted by the Company, subscriptions may not be revoked. The duplicate copy of the Subscription Documents should be retained for your own files. The other copy of the Subscription Documents will be used by the Company in reviewing your subscription. After processing, a copy of the Subscription Agreement, signed by the Company, will be returned to Subscribers whose subscriptions are accepted and, if applicable, certificates and authenticated subscriptions will be issued immediately.

Questions

If you have any questions regarding the completion of the Subscription Documents in this packet, or for further information about the Company, contact Randy Pearson:

Randy Pearson, President
Sundance Strategies, Inc.
4626 North 300 West, Suite 365
Provo, Utah 84604
Telephone: (801) 717-3935

You may also (and you are urged to) question Randy Pearson, President of the Company, by contacting him at the above address and/or telephone; and you can ask questions of any director or executive officer, accountant or lawyer for the Company, and the contact information for these persons will be provided by Mr. Pearson.

Due Diligence

Only "accredited investors" may subscribe to purchase the Common Stock. You are entitled to ask questions of and receive answers to such questions respecting information concerning the Company from directors and executive officers of the Company to the full satisfaction of each.

Very truly yours,

Sundance Strategies, Inc.
Randy Pearson, President

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the "Agreement") is entered into by and between **Sundance Strategies, Inc.,** a Nevada corporation (the "Company"), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the "Subscriber").

The Company is offering for sale to "accredited investors" only certain shares of its Common Stock as described in the Offering Documents.

On the foregoing premises, the Subscriber hereby subscribes to purchase shares of the Company's Common Stock on the following terms and conditions:

1. Subscription to Purchase Common Stock

1.1 Offer to Purchase. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Common Stock outlined on the Counterpart Signature Page hereto.

With this Agreement, the Subscriber is also tendering to the Company: (i) a Suitability Letter, (ii) an Investment Letter, (iii) payment of the full subscription amount, in cash, and (iii) a Purchaser Representative Disclosure and/or Certificate of Corporation, Partnership or other Entity, if applicable. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

1.2 Acceptance or Rejection. The acceptance or rejection of the offer to purchase the Common Stock shall take place at such time and place within 30 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber the Common Stock and warrant agreement, all against delivery to the Company of the full purchase price of the Common Stock equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2. Representations. The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

2.1 Age. The Subscriber or signatory is over the age of majority.

2.2 No Governmental Approval. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Common Stock.

2.3 Information Provided by the Subscriber. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information

includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Common Stock.

2.4 Information Provided by the Company. The Subscriber has been provided with access to all material information about the Company requested by either the Subscriber, the Subscriber's purchaser representative or others representing the Subscriber, including the reports filed by the Company with the SEC during the past twelve (12) months, along with the ability to view the most recent 10-K at www.sec.gov, and any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this Offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Common Stock shall be maintained by the Subscriber in strict confidence.

2.5 Subscription Subject to Acceptance. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

2.6 Financial Condition of the Subscriber. The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Common Stock for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

2.7 Purchase Entirely for Own Account. The Subscriber has no present intention of dividing the Common Stock with others or of reselling or otherwise disposing of any portion of the Common Stock unless registered pursuant to a registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration for any such disposition.

2.8 No Reliance on Unauthorized Representations. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, stockholders, directors, officers, employees or agents, except:

____

____

____

In making a decision to purchase the Common Stock, the Subscriber has had an opportunity to ask questions of and receive answers to such questions respecting information concerning the Company from directors and executive officers of the Company to the full satisfaction of each.

3. Indemnity. The Subscriber hereby agrees to indemnify the Company and any person participating in the Offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for the purchase of the Common Stock.

4. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

5. Representations and Warranties of Company. The representations and warranties of the Company set forth on Exhibit A hereto are incorporated by reference into this Agreement and shall survive the Closing.

6. Partial Registration Rights. If, at any time after the date hereof the Company shall propose to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering a public offering of the common stock of the Company (other than a registration on Form S-4 or Form S-8 (or their successor forms) or any registration form that does not permit secondary sales), it will notify the Subscriber at least 30 business days prior to each such filing and will include in each such registration statement (to the extent permitted by applicable regulation) up to 25% of the Common Stock subscribed to by Subscriber. The Company shall bear all costs, fees and expenses of any such registrations referred to in this Section 6, including, without limitation, the Company's legal and accounting fees, printing expenses, fees and expenses imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), and blue sky fees and expenses, excluding fees and expenses of counsel to Subscriber or any Common Stock sales cost or underwriting commissions payable by the Subscriber. The Company will take all necessary action, which may be required in qualifying or registering the Common Stock, included in the registration statement for offer and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such securities and in obtaining approval by FINRA

for the resale of the Common Stock; however, the Subscriber understands and agrees that any Common Stock requested to be registered by the Subscriber and included in each such registration statement as a result of the registration rights outlined herein may be subject to cutback or reduction by any underwriter; or by the Securities and Exchange Commission, under SEC Rule 415 or otherwise; and the Subscriber agrees to such cutbacks, without qualification, so long as such cutbacks are pro rata (based upon the percentage of ownership of the Subscriber of Common Stock to the number of shares of common stock sought to be registered by the Company) with all other Subscribers, or other holders of common stock sought to be registered, provided, however, excluding from such pro rata computations, any common stock to be registered for an offering by the Company for cash. These registration rights shall cease once the Subscriber is entitled to make unlimited sales of the Common Stock subscribed under Rule 144(b)(1) of the Securities and Exchange Commission.

7. Miscellaneous. The Subscriber further understands, acknowledges and agrees that:

(a) This Agreement is not transferable or assignable by the Subscriber.

(b) This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

(c) This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

(d) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

(e) This Agreement does not entitle the Subscriber to any rights as a stockholder of the Company's securities with respect to any securities purchasable hereunder which have not been fully paid for.

(f) In the event of any breach of any of the terms and provisions hereof by the Company or the Subscriber, the prevailing party in any action brought to enforce the terms and provisions of this Agreement shall be entitled to recover reasonable attorneys' fees and costs.

(g) The Common Stock comprise "restricted securities" that must be held at least one year prior to public sale under Rule 144 of the Securities and Exchange Commission, among other resale conditions.

COUNTERPART SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

This Counterpart Signature Page for that certain Subscription Agreement between **Sundance Strategies, Inc.,** a Nevada corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

SUBSCRIBER

Date:______________________	______________________
______________________ Tax I.D. Number or Social Security Number	______________________ Type or Print Name of Subscriber(s) in Exact Form to be used on Records of the Company
______________________ Number and Street	______________________ Signature
______________________ City, State and Zip Code	______________________ Signature of Joint Subscriber, If Any
______________________ Number of Restricted Common Shares	______________________ Total Subscription Price
______________________ Number of Warrants and execution price	

ACCEPTANCE BY THE COMPANY

The Company hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

Sundance Strategies, Inc.

Dated:______________________ By______________________

Exhibit A

Company Representations and Warranties

The Company hereby makes the following representations and warranties to the Subscriber as of the Closing.

1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Common Stock, to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company (a "Material Adverse Effect").

2. Capitalization. The authorized, issued and outstanding capital stock of the Company is as has been set forth in writing to Subscriber and all issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. Except as required by law, there are no restrictions upon voting or transfer of the shares of the capital stock of the Company pursuant to the Company's Articles of Incorporation, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. When issued, the Common Stock will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; *provided, however*, that the Common Stock and the underlying Common Stock may be subject to restrictions on transfer as set forth in the Agreement or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The issuance of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, which have not been waived in connection with the Offering.

3. Authorization; Binding Obligations. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the performance of all obligations of the Company hereunder and thereunder, including the authorization, sale, issuance and delivery of the Common Stock has been taken. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and according to general principles of equity that restrict the availability of equitable remedies.

4. No Conflict; Governmental Consents.

(a) The Company's execution and delivery of this Agreement, the issuance of the Common Stock, and the consummation by the Company of the other transactions contemplated hereby, do not, and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or other governmental authority to or by which the Company is bound, or any provision of the Articles of Incorporation or Bylaws, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with or without notice or lapse of time, or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or any other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Common Stock, except such filings as may be required to be made with the Securities and Exchange Commission and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

5. Licenses. Except as would not reasonably be expected to have a Material Adverse Effect, the Company has all necessary licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

6. Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which (i) adversely questions the validity of this Agreement or any other agreements contemplated hereby or the right of the Company to enter into this Agreement or any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

7. Financial Statements. Financial Statements are provided in the 10-K and are an integral part of this Subscription Agreement and the Offering Documents (the "Financial Information"). The Company files as a Smaller Reporting Company and an Emerging Growth Company with the SEC. Be advised that the financial and operational history of the company will be further outlined in the 10-K.

SUITABILITY LETTER

TO: **Sundance Strategies, Inc.**
4626 North 300 West, Suite 365
Provo, Utah 84604

Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied upon by **Sundance Strategies, Inc.**, a Nevada corporation (the "Company"), in determining my suitability or that of my principal as a subscriber (the "Subscriber") to purchase the Company's Common Stock as described in the Offering Documents.

1. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment, and am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the evaluation of such risks and merits, except the following: ____

2. I shall provide a separate written statement from each purchaser representative on the Subscriber Representative Acknowledgment form available from the Company or its placement agents in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, (ii) the compensation received or to be received as a result of such relationship, and (iii) the education, experience and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

3. The undersigned, or the undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

4. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

5. I confirm that I am an "accredited investor" as defined under Rule 501 of Regulation D of the Securities Act as checked below:

(a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the

Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[ ] Yes [ ] No

(b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

[ ] Yes [ ] No

(c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[ ] Yes [ ] No

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

[ ] Yes [ ] No

(e) Any natural person whose individual net worth*, or joint net worth with the person's spouse, at the time of this purchase exceeds $1,000,000;

[ ]* Yes [ ]* No

(f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person's spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

[ ] Yes [ ] No

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

[ ] Yes [ ] No

(h) Any entity in which all of the equity owners are accredited investors.

[ ] Yes [ ] No

If not an "accredited investor," I am a "sophisticated investors," who, by reason of business acumen, experience, employment or other factors, are fully capable of evaluating the risks and merits of an investment in the Company.

[ ] Yes [ ] No

6. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

7. I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

8. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

9. I will hold title to my interest as follows:

[ ]	Community Property	[ ]	Separate Property
[ ]	Joint Tenants with Rights of Survivorship	[ ]	Tenants in Common
		[ ]	Other (Single Person, Trust, Etc. Please Indicate.)

10. I am a bona fide resident of the State of _________. The address below is my true and correct principal residence.

* The term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (e), the value of the Subscriber's principal residence *must be excluded* from the calculation of total assets, and any mortgages and other indebtedness on such property can be excluded from the calculation of total liabilities (except to the extent the amount of such indebtedness exceeds the fair market value of the property, if the lender has recourse to the investor for deficiencies).

DATED this _____ day of ______________________, 2013.

Name (Please Print)	Name of Joint Subscriber, If Any
Signature	Signature
Street Address	Street Address (If Different)
City, State and Zip Code	City, State and Zip Code (If Different)

SUBSCRIBER REPRESENTATIVE ACKNOWLEDGMENT

Confirmation of Appointment by Subscriber

Name of Subscriber: ______________________________

The undersigned (the "Subscriber") has appointed the person named below as the Subscriber's representative in connection with the proposed purchase of **Sundance Strategies, Inc.,** a Nevada corporation (the "Company"), Common Stock as described in the Offering Documents.

Signature of Subscriber: ______________________________

Acknowledgment by Subscriber Representative

Please complete the following questions fully, attaching additional sheets if necessary.

1. Name: ______________________________
   Age: __________
   Business Address: ______________________________
   ____

2. Present occupation or position, indicating period of such practice or employment and field or professional specialization, if any: ______________________________
____
____

3. List any business or professional education, including degrees received, if any:
____
____

4. Have you had prior experience in advising clients with respect to investments of this type:

[ ] Yes [ ] No

5. List any professional license or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registration that you hold:
____
____
____

6. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment: ______________________________
____
____

7. State how long you have known the Subscriber and in what capacity: ______________

____

8. Except as set forth in subparagraph (a) below, neither I nor any of my affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) have any material relationship with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated:

(a) ____

(b) If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship:

____

9. In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, I will be relying in part on the Subscriber's own expertise in certain areas.

[ ] Yes [ ] No

10. In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, I will be relying in part on the expertise of an additional purchaser representative or representatives.

[ ] Yes [ ] No

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(a) I am acting as Subscriber Representative for the Subscriber in connection with the Subscriber's prospective investment in the Company;

(b) The answers to the above questions are complete and correct and may be relied on by the Company in determining whether the Offering with respect to which I have executed this Acknowledgment is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities statutes;

(c) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any interest in the proposed investment;

(d) I am not an affiliate, partner or employee of the Company or an affiliate, partner, officer, director or other employee of the Company's affiliates, or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its affiliates;

(e) I have disclosed to the Subscriber in writing prior to the Subscriber's acknowledgment of me as his/her/its Subscriber Representative, any material relationship with the Company or its affiliates disclosed in response to question 8 above; and

(f) I personally (or, if I have checked "Yes" in question 9 or 10 above, together with the Subscriber or the Additional Subscriber Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber's prospective investment in the Company.

EXECUTED as of this _____ day of _______________, 2013.

____
Subscriber Representative Signature

CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY

The undersigned, ____ (the "Subscriber"), a ______________________________ [insert type of entity, i.e., partnership, corporation, etc.] organized under the laws of the State of __________________ with its principal offices located at the address set forth below, hereby certifies as follows to induce **Sundance Strategies, Inc.,** a Nevada corporation (the "Company"), to accept the Subscriber's offer to purchase the Company's Common Stock as described in the Offering Documents.

1. Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on _______________________.

2. Subscriber was organized to engage in the business of ______________________ ____________________________. Since its organization, Subscriber's business activities have included the following: ____ ____. Subscriber was not organized for the specific purpose of purchasing the Company's securities.

3. The offer to purchase the Common Stock to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

4. Subscriber has determined that the purchase of the Common Stock is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

5. On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

The Subscriber has caused this document to be executed by the Subscriber's representative or agent, hereunto duly authorized as of ___________________________, 20____.

FOR REQUIRED SIGNATURES, SEE NOTE BELOW.

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Name of Subscriber

____
Address

____
Signature of Authorized Signatory

____
Title

NOTE: Corporations: must be signed by a president or vice-president
Partnerships: must be signed by all general partners
Trusts: must be signed by all managing trustees
Others: contact the issuer

INVESTMENT LETTER

Sundance Strategies, Inc.
4626 North 300 West, Suite 365
Provo, Utah 84604

Re: Acquisition of Common Stock of **Sundance Strategies, Inc.,** a Nevada corporation (the "Company"), as described in the Offering Documents.

Dear Ladies and Gentlemen:

In connection with the acquisition of the Common Stock of the Company, I hereby acknowledge that singly, or on behalf of an entity subscribing to purchase the Common Stock, I represent and warrant that I have sufficient knowledge and experience to understand the nature of this acquisition and am fully capable of bearing the economic risk of the loss of my entire cost basis.

I acknowledge receipt of and access to information regarding the Company and understand that you will make all books and records of your Company available to me for my inspection in connection with the contemplated acquisition of the Common Stock, and that I have been encouraged to review the information given to me and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company.

I understand that I must bear the economic risk of ownership of the Common Stock for a long period of time, the minimum of which will be one (1) year, as these securities are "unregistered" securities and may not be sold unless any subsequent offer or sale is registered with the Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), or other applicable laws, rules and regulations.

I intend that you rely on all of my representations made herein as they are made to induce you to issue me the Common Stock, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows:

1. That the shares of Common Stock are being received for investment purposes and not with a view toward further distribution;

2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

3. That I understand the meaning of "unregistered securities" and know that they are not freely tradable;

4. That any Common Stock issued by you to me or my principal in connection with the Common Stock shall be imprinted with a legend restricting their sale, assignment,

hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any certificate representing any of the securities being acquired unless I or my principal shall first have obtained an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the securities;

6. That neither I nor my principal shall sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the securities being acquired except as may be pursuant to any applicable laws, rules and regulations;

7. I fully understand that my investment or that of my principal for the acquisition of the Common Stock is "risk capital," and that I and my principal are fully capable of bearing the economic risks attendant to this investment, without qualification; and

8. I also understand that without approval of counsel for the Company, all of the Common Stock to be issued and delivered to me or my principal shall be represented by one instrument only, and that such Common Stock shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

> The securities represented by this certificate have not been registered under the Securities Act, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

Any request for more than one Common Stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. The Company will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a "public" distribution of unregistered securities of the Company.

Thank you very much.

Dated this ________ day of ____________________, 2013.

Very truly yours,

____

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(title or capacity)